Asset retirement and environmental obligations	12 Months Ended
Dec. 31, 2019
Asset retirement and environmental obligations
Asset retirement and environmental obligations

27    Asset retirement and environmental obligations

Accounting policy

Provision is made for asset retirement obligation, restoration and environmental costs when the liability arises due to the development or mineral production of an operating asset, based on the net present value of estimated closure costs. Management uses its judgment and previous experience to determine the potential scope of rehabilitation work required and the related costs associated with that work.

The cash flows are discounted to present value using a credit risk-adjusted rate that reflects current market assessments of the time value of the money and the specifics risks for the asset to be restored. The interest rate charges relating to the liability are recognized as an accretion expense in net financial results. Difference in the settlement amount of the liability are recognized in the income statement.

Critical accounting estimates and judgments - Asset retirement obligations

The initial recognition and the subsequent revisions of the asset retirement obligation considers critical future closure costs estimates and several assumptions such as interest rates, inflation and useful lives of the assets. These estimates are reviewed quarterly by the Company.

Cost estimates can vary in response to many factors of each site that include timing, expected life of mine, changes to the relevant legal or government requirements and commitments with stakeholders, review of remediation and relinquishment options, emergence of new restoration techniques, among others.

External experts support the cost estimation process where appropriate. These factors either isolated or consolidated could significantly affect the future financial results and balance sheet position. At December 31, 2019, the credit risk-adjusted rate used for Peru was between 5.2% to 7.8% (2018: 3.4% to 9.5%) and for Brazil was between 3.5% to 5.3% (2018: 3% to 5.4%).

(a)   Changes in the year

	2019			2018
	Asset retirement	Environmental
	obligation	Obligations	Total	Total
Balance at the beginning of the year	185,553	84,730	270,282	283,280
Addition	777	—	776
Payments	(2,893)	(11,657)	(14,550)	(4,678)
Foreign exchange effect	(1,258)	(3,043)	(4,299)	(27,396)
Interest accrual	9,528	3,897	13,425	20,703
Remeasurement discount rate	(1,158)	(2,477)	(3,635)	13,492
Changes in amount and time of cash flows (i)	31,828	—	31,828	—
Reversals	—	—	—	(15,119)
Balance at the end of the year	222,377	71,450	293,827	270,282
Current liabilities	—	19,001	19,001	20,357
Non-current liabilities	222,377	52,449	274,826	249,925

(i)

As part of its annual asset retirement obligation review, the Company increased its expectation of disbursements on decommissioning obligations in certain operations. Property, plant and equipment has been increased by the same amount.